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                                                                    EXHIBIT 10.1

                            HOUSEHOLD INTERNATIONAL
                             EXECUTIVE BONUS PLAN

SUMMARY
The Household International Executive Bonus Plan is a short-term, annual incentive plan. The purpose of the annual bonus is to place a significant part of pay at risk and reward executives for the achievements of individual, business unit and corporate financial and operational goals. Performance goals and award opportunities will be communicated to plan participants at the beginning of each calendar year.


PARTICIPATION
Participation in the Plan will be restricted to key line and staff executives. For purposes of the Plan, participants will be divided into groups. (See attached list).

Any changes in the group of executives participating in the Plan will be made by the Chief Executive Officer, subject to the approval of the Compensation Committee in the case of any participant whose base salary must be determined by the Committee.


LEVEL OF AWARDS
The corporate measurement of performance will be return on equity (ROE). Household's ROE performance will be measured against the ROE performance of a selected financial comparator group.

In order to reward individual performance, individual awards will vary above and below target levels in any plan year. Management may reduce bonus awards in light of overall business conditions or other exceptional circumstances.


Target/Maximum Awards
Target awards will be paid for fully satisfactory ROE and individual performance in a given year. The target award percentage for each group will approximate the guideline percentage shown below of the executive's base salary at the end of the plan year. The table below shows the portions of the target bonus that will be determined by corporate, business unit, and individual performance.
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             ---Guideline % of Annual Base Salary Determined by---

                                              Total
       HI           Unit         Individual   Target  Maximum
Group  Performance  Performance  Performance  Bonus   Bonus*
- -----  -----------  -----------  -----------  ------  -------
A      30%                       30%          60%     90%
B      20%                       20%          40%     60%
C       5%          10%          20%          35%     52.5%
       15% (Staff)  --           20%
D       5%          10%          15%          30%     45%
       10% (Staff)  --           20%
E      --           10%          10%          20%     30%
F      --           --           20%          20%     30%

           *The maximum award that may be paid to any executive is 150% of the target bonus for the position.


DETERMINATION OF AWARDS
A.         Financial Performance Awards
           With the exception of Group F participants, ROE results will determine the size of a portion of each individuals's annual bonus. The ROE portion of the award will be paid out at maximum if the results are in the 75th percentile of the comparator group; at target if HI's results are at the 50th percentile; and, at minimum (threshold) if HI's results are 150 basis points below the 50th percentile of the comparator group.

B.         Individual Performance Awards
           Early in each plan year, goals for individual performance for that year will be established for each participant. The goals should require the level of performance which is expected of a fully satisfactory incumbent and must be agreed to by the immediate superior. The Compensation Committee of the Board of Directors must approve the goals for those executives whose salaries are determined by the Committee. These goals will be the primary criteria for measuring individual performance and determining the individual performance portion of the bonus for that year. The Chief Executive Officer will recommend the awards for participants, excluding himself, whose salaries are determined by the Compensation Committee of the Board of Directors. The Compensation Committee will then determine the awards for all such participants, as well as the award for the Chief Executive Officer.

           The Chief Executive Officer, will determine the awards for all participants whose salaries are not determined by the Compensation Committee. The Group Executives and Senior
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           Vice Presidents, in consultation with their appropriate
           subordinates, will recommend to the Chief Executive Officer the awards for all other participants.


PAYMENT OF AWARDS
Awards will be paid as soon as practical at the end of the plan period, subject to all required tax withholdings. Awards may be paid in cash, shares of Household common stock, or some combination thereof. Neither eligible participation in the plan, nor award payments thereunder shall guarantee an employee, any right to continued employment. The plan does not give any employee right or claim to an award under the program. Management reserves the right to change or discontinue the plan at any time.


ADMINISTRATIVE MATTERS
A.         Promotions
           Normally awards will be pro-rated according to the portion of the plan year that an incumbent is eligible for the bonus.

B.         Effect on Benefits
           Payments made under this plan shall be included in an employee's income for purposes of determining pension benefits, life insurance, long-term disability, and participation in the TRIP plan.

C.         Termination of Employment
           Normally awards will be pro-rated in the case of death, permanent and total disability, or retirement under one of the Corporation's pension plans during a plan year. If a participant terminates employment for any other reason prior to the last working day of a plan year, he will normally forfeit any right to an award for the plan year.


                            THE GOAL SETTING PROCESS

Before the beginning of the plan year, the manager and subordinate will meet in a goal setting session. The purpose of the session is to discuss areas where goals will be established and agree on their priority and establish the number of points that will be earned based upon various levels of achievement during the plan period.
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                    Preparation for the Goal Setting Meeting

To prepare for the goal setting session with the bonus eligible subordinate, the manager should have a clear idea of function or department goals and objectives for the plan year, priorities for the subordinate's unit or area, and three or four possible objectives to suggest as appropriate. During the session, the manager's role will be to direct the discussion and ensure that its results are jointly understood.

The subordinate will prepare for the session by establishing a list of priorities for the unit or area during the plan year, and developing four to eight potential goals for discussion. The subordinate's role during the session will be to actively discuss goals and expected levels of achievement with the manager in order to ensure that the final agreement is realistic and achievable and that there is a clear understanding of expected performance and the amount of bonus associated with various levels of achievement.

                          Guidelines for Setting Goals

For the purpose of establishing goals for the plan year, the following criteria should apply:

- - They should be consistent and supportive of goals reflected in the Company's strategic business plans.

- - They should be primarily job or task oriented. They must be realistic and achievable yet challenging with build in "stretch" to test individual capabilities. They should clearly specify action, tasks or results to be accomplished as well as a clear understanding of how the accomplishment will be evaluated.

- - They must be understood and agreed to by both the manager and the subordinate.

Setting goals for staff positions is somewhat more difficult than for line-type positions because staff performance is usually not measured numerically and rarely lends itself to quantitative measurement. Staff responsibilities tend to be contributory, interpretive and are more easily measured qualitatively. Frequently, the goals may include completion of specific projects. Non-quantitative goals should clearly state the criteria that will be used for evaluating successful achievement.

The results of the goal setting process will be documented in the format of the Executive Bonus Plan Goal Setting Form and approved by the appropriate level of management.
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                                                                        12/31/93
                    CORPORATE EXECUTIVE BONUS PLAN POSITIONS

Group/Title

GROUP A-60%/90%
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

GROUP B-40%/60%
CHAIRMAN, AHLIC
OFFICE OF PRESIDENT-GROUP EXEC US BANK CARD & CANADA
OFFICE OF PRESIDENT-GROUP EXEC US CONSUMER FINANCE & AUSTRALIA
OFFICE OF PRESIDENT-GROUP EXEC US CONSUMER & MORT BANK & UK
SVP GENERAL COUNSEL & SECRETARY

GROUP C-Heads of Major Business Units or Staff Units-35%/52-1/2%
EVP CHIEF OPERATING OFFICER-HAMILTON INVESTMENTS
GROUP EXECUTIVE COMMERCIAL FINANCE
PRESIDENT & CEO - AHL
VP CHIEF ACCOUNTING OFFICER
VP CHIEF INFORMATION OFFICER
VP GENERAL COUNSEL

GROUP D-Heads of Major Business Segments or Staff Units -
        30%/45%
ASSISTANT GENERAL COUNSEL & CORPORATE SECRETARY
CORPORATE CONTROLLER
EVP-AHLIC
EVP-CHIEF OPERATING OFFICER-AHLIC
GROUP VICE PRESIDENT-HI
GROUP VICE PRESIDENT MARKETING SERVICES
MANAGING DIRECTOR AUSTRALIA
MANAGING DIRECTOR/CEO-UK
MANAGING DIRECTOR USCB
PRESIDENT CORPORATE FINANCE-HCFS
PRESIDENT EQUIPMENT FINANCE-HCFS
PRESIDENT CANADA
PRESIDENT HMS
PRESIDENT HRSI
PRESIDENT REAL ESTATE SERVICES DIVN-HCFS
SVP CHIEF FINANCIAL OFFICER AHL
SVP CHIEF MARKETING OFFICER AHL
SVP HFC BRAND MANAGEMENT
SVP MANAGING DIRECTOR HFS PROCESSING SERVICES
SVP MANAGING DIRECTOR HFC PROCESSING SERVICES
SVP OPERATIONS SUPPORT SERVICES
SVP REGIONAL GENERAL MANAGER
SVP TREASURY & ASSET MANAGEMENT AHL
VP GOVERNMENTAL RELATIONS
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VP HUMAN RESOURCES
VP MONEY & CAPITAL MARKETS
VP TAXES
VP TREASURER

GROUP E - Head of Operating Divisions - 20%/30%
PRESIDENT HOUSEHOLD BANK
SVP CONSUMER FINANCE-CANADA
SVP TRUST-CANADA

GROUP F - Heads of Major Staff Departments and Other Executives as Designated by the President - 20%/30%

CORPORATE STAFF DEPARTMENTS:
Chief Accounting Office:


Audit

DIRECTOR INTERNAL AUDIT-COMPUTER SYS
DIRECTOR INTERNAL AUDIT-FINANCIAL SERVICES
VP AUDIT

Controller

DIRECTOR INTERNAL REPORTING
DEPUTY CONTROLLER-EXTERNAL REPORTING
DIRECTOR-SPECIAL PROJECTS
DIRECTOR POLICY & REGULATORY REPORTING
VP DATA ADMINISTRATION

Risk Management

DIRECTOR RISK MANAGEMENT

Tax

DIRECTOR FEDERAL TAX AUDIT
DIRECTOR FEDERAL TAX COMPLIANCE
DIRECTOR STATE & LOCAL TAXES
DIRECTOR TAX PLANNING & TAX COUNSEL

Valuation & Assessment Services

VP VALUATION & ASSESSMENT SERVICES

General Counsel:
General Counsel/Governmental Relations

ASSISTANT GENERAL COUNSEL EMPLOYEE RELATIONS
ASSISTANT GENERAL COUNSEL LITIGATION
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GENERAL COUNSEL
GENERAL COUNSEL - HAMILTON INVESTMENTS
VP FEDERAL GOVERNMENTAL RELATIONS
VP STATE GOVERNMENTAL RELATIONS

Human Resources

DIRECTOR EMPLOYEE COMMUNICATIONS
DIRECTOR HUMAN RESOURCES HI
DIRECTOR MANAGEMENT DEVELOPMENT & TRAINING
VP COMPENSATION & ADMINISTRATION
VP BENEFITS & HR POLICY

Treasury:

Corporate Communications

DIRECTOR PUBLIC RELATIONS
VP CORPORATE COMMUNICATIONS

Treasury

DIRECTOR-ASSET BACKED FINANCINGS
DIRECTOR ASSET SECURITIZATION
DIRECTOR PLANNING
VP-FINANCE-HI
VP FINANCIAL CONTROL TREASURY
VP PLANNING
VP SPECIALTY FINANCE
VP TREASURY ADMINISTRATION

U.S. BankCard & Canada

HCS

CHIEF FINANCIAL OFFICER-HCS
CONTROLLER-HCS
DIRECTOR BUSINESS PLANNING & RISK MANAGEMENT
DIRECTOR BUSINESS SYSTEMS
DIRECTOR COLLECTIONS HCS/E
DIRECTOR CUSTOMER SERVICE & CREDIT SERVICES
DIRECTOR FRAUD/BANK SECURITY
DIRECTOR GM CARD HCS
DIRECTOR HBNA PRODUCT
DIRECTOR HUMAN RESOURCES
DIRECTOR INFORMATION SERVICES
DIRECTOR MARKETING HCS
DIRECTOR OPERATIONS & RISK CONTROL
DIRECTOR RISK CONTROL
DIRECTOR STRATEGIC RISK TECHNOLOGIES
DIRECTOR SYSTEMS & FINANCIAL SERVICES
GROUP DIRECTOR INFORMATION SYSTEMS
GROUP DIRECTOR NEVADA OPERATIONS
NATIONAL DIRECTOR COLLECTIONS HCS

VP BUSINESS ANALYSIS
VP CREDIT CYCLE MANAGEMENT
VP DIRECTOR RESEARCH

AHLIC

SVP ACTUARIAL & PLANNING
SVP AFFILIATED MARKETING AHL
SVP GENERAL COUNSEL & SECRETARY AHL
SVP OPERATIONS AHL
SVP VOLUNTARY BENEFITS DIVISION AHL
VP ACTUARY AHL
VP AFFILIATED MARKETING AHL
VP AGENCIES AHL
VP ASSOCIATE GENERAL COUNSEL AHL
VP COMMERCIAL REAL ESTATE AHL
VP CONTROLLER AHL
VP CHIEF OPERATIONS OFFICER AHL
VP CREDIT MANAGEMENT
VP DATA PROCESSING AHL
VP FINANCE AHL
VP HUMAN RESOURCES & RISK MANAGEMENT
VP MANAGING DIRECTOR FAHIC
VP MARKETING RESEARCH & DEVELOPMENT
VP MARKETING SUPPORT-VBD AHL
VP PUBLIC AFFAIRS/INDUSTRY RELATIONS AHL
VP SPECIAL MARKETS AHL
VP TECHNOLOGY DEVELOPMENT AHL
VP TREASURER AHL
VP UNDERWRITING & ISSUE AHL

CANADA

CONTROLLER
DIRECTOR-APPLICATION SYSTEMS DEVELOPMENT*
DIRECTOR-COLLECTIONS-CANADA*
GROUP VP-INFORMATION SYSTEMS CANADA*
GROUP VP-LEGAL & BUSINESS CONTROL
SVP-ADMINISTRATION
SVP-CHIEF FINANCIAL OFFICER-CANADA*
SVP-OPERATIONS-CANADA*
SVP-SALES
VP-CREDIT RISK
VP-DIRECTOR-LENDING RSC E/W
VP-HUMAN RESOURCES
VP-RSC-GENERAL MANAGER
SVP MERCHANT SERVICES*

* Position held by expatriate

U.S. Consumer Finance & Australia

HFC Staff

GROUP FINANCIAL CONTROL OFFICER
GROUP HUMAN RESOURCES OFFICER
VP CONTROLLER CONSUMER FINANCE

STARS/HFC Division

DIRECTOR OPERATIONS SUPPORT
VP OF CUSTOMER SERVICE
VP CHIEF OF STAFF
VP COLLECTIONS USCF
VP CREDIT
VP DIRECTOR POLICY/COMPLIANCE/PROJECT CONTROL
VP DIRECTOR OF SALES

HRSI

CHIEF FINANCIAL OFFICER-HRS
DIRECTOR CREDIT/CUSTOMER SERVICE
VP CHIEF COLLECTIONS OFFICER
VP CHIEF CREDIT OFFICER
VP CHIEF OF MARKETING & SALES HRSI
VP CONTROLLER-HRSI
VP CREDIT RISK
VP DIRECTOR OF SALES HRSI
VP HOUSEHOLD RECOVERY SERVICES

HFS

DIRECTOR OF SYSTEMS-HFS
REGIONAL COLLECTIONS DIRECTOR
REGIONAL CREDIT DIRECTOR
SVP INDIRECT LENDING HFS
VP FINANCE HFS

HCFS

SVP COMMERCIAL FINANCE RISK ASSET MANAGEMENT
SVP FINANCE & ADMINISTRATION
SVP GENERAL COUNSEL HCFS
VP DIRECTOR PORTFOLIO MANAGEMENT
VP REAL ESTATE ADMINISTRATION

Australia

DIVISION MANAGER-COMMERCIAL
DIVISION MANAGER-CONSUMER FINANCE
GROUP FINANCIAL CONTROLLER
GROUP MANAGER-CENTRAL PROCESSING CENTRE
GROUP MANAGER-CORPORATE ATTORNEY
GROUP MANAGER-HUMAN RESOURCES
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GROUP MANAGER-MARKETING
GROUP MANAGER-SYSTEMS AND TECHNOLOGY
GROUP MANAGER-TREASURY

U.S. Consumer & Mortgage Banking & U.K.

Household Bank

DIRECTOR SYSTEMS & SPECIAL PROJECTS
HB CREDIT RISK OFFICER
VP BANK MARKETING & DEVELOPMENT
VP BUSINESS DEVELOPMENT
VP FINANCIAL ADMINISTRATION
VP HUMAN RESOURCES USC&MB
VP MARKET DEVELOPMENT & RISK MANAGEMENT

HMS

VP ASSET MANAGEMENT
VP FINANCIAL CONTROL
VP HMS OPERATIONS & STRATEGIC PLANNING
VP LOAN ADMINISTRATION
VP MORTGAGE ORIGINATIONS

OSS

VP ADMINISTRATIVE SERVICES
VP BANK OPERATIONS
VP BANK PROPERTY MANAGEMENT
VP CASH OPERATIONS
VP CHIEF FINANCIAL OFFICER OSS
VP CORPORATE PROPERTY MANAGEMENT
VP FACILITIES
VP OSS MARKETING PRODUCTION
VP PRODUCTION OSS
VP SECURITY MANAGEMENT

Hamilton Investments

SVP BANK SERVICES GROUP
SVP DIRECTOR OPERATIONS
SVP PRODUCT & SERVICES

HFN

AVP ASSISTANT TO CIO
DIRECTOR BUSINESS SYSTEMS
DIRECTOR COMMUNICATIONS SERVICES/OFFICE SYSTEMS
DIRECTOR DATA CENTER OPERATIONS
DIRECTOR DISTRIBUTED INFRASTRUCTURE
DIRECTOR STANDARDS & DATA ADMIN
DIRECTOR SYSTEMS RESEARCH & DEVELOPMENT
VP ADMINISTRATION
VP ENTERPRISE SYSTEMS
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VP INFORMATION SERVICES
VP SYSTEMS ASSURANCE

U.K.

CHIEF FINANCIAL OFFICER
DIRECTOR PERSONAL BANKING UK*
DIRECTOR PRODUCTION PERSONAL BANKING UK*
DIRECTOR-COLLECTIONS
DIRECTOR-CORPORATE COMMUNICATION
DIRECTOR-CREDIT POLICY
DIRECTOR-HUMAN RESOURCES
DIRECTOR-INFORMATION TECHNOLOGY*
DIRECTOR-INSURANCE
DIRECTOR-INTERNAL AUDIT
DIRECTOR-LEGAL
DIRECTOR-MARKETING
DIRECTOR-PROPERTY & FACILITIES
DIRECTOR-RETAIL SALES
DIRECTOR-SERVICE QUALITY
DIVISION GENERAL MANAGER
FINANCE DIRECTOR-INSURANCE/COMPLIANCE OFFICER
GENERAL MANAGER BUSINESS CONTROL
GROUP FINANCIAL CONTROLLER
PERSONNEL OPERATIONS MANAGER
PRODUCTION DIRECTOR-INSURANCE
PRODUCTION DIRECTOR-RETAIL SALES
SALES DIRECTOR-INSURANCE
SALES DIRECTOR-RETAIL SALES
TECHNOLOGY PLANNING MANAGER
TRAINING & DEVELOPMENT MANAGER
TREASURY MANAGER

* Position held by expatriate.

Revised December, 1993